UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2006

                              ADZONE RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-28717                88-0420405
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                            4062-80 GRUMMAN BOULEVARD
                            CALVERTON, NEW YORK 11933
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (631) 369-1100

                                   Copies to:
                             DARRIN M. OCASIO, ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 AVENUE OF THE AMERICAS, 21ST FLR.
                            NEW YORK, NEW YORK 10018
                                 (212) 930-9700
                              (212) 930-9725 (FAX)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review

In connection with the preparation of annual report on Form 10-KSB of AdZone Research, Inc. (the "Company") for the year ended March 31, 2006, on July 13, 2006 the Company and its independent registered public accounting firm determined that that there was an error in the calculation of the stock settlement liability reported as of March 31, 2005. As a result, the stock settlement liability and related derivative loss, as originally reported in the March 31, 2005 statement of operations, was understated by $462,512. Net loss and accumulated deficit were also understated by this amount.

Accordingly, the Company and its independent registered public accounting firm determined that the Company should take action to prevent future reliance on previously issued financial statements for its annual report on Form 10-KSB for the year ended March 31, 2005 pursuant to Item 4.02(b) of Form 8-K. Accordingly, the financial statements for the year ended March 31, 2005 should no longer be relied upon.

The statements of operations and comprehensive loss, cash flows and changes in the shareholders deficit for the year ended March 31, 2005, presented in the financial statements set forth in the Company's annual report on Form 10-KSB for the year ended March 31, 2006 have been restated to correct this error. Accordingly, the new financial statements which should be relied upon are contained in the Company's annual report on Form 10-KSB for the year ended March 31, 2006.

Management of the Company discussed the matters disclosed in this filing with its independent registered public accounting firm.

Complete Description

The foregoing description is not a complete summary. You are urged to read the complete document on Form 10-KSB for the year ended March 31, 2006, copies of which were filed and can be found on the website of the SEC at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.


Exhibit Number                    Description
--------------    --------------------------------------------------------------

99.1              Letter  from  Aidman,  Piser  &  Company,  P.A.  dated  as  of
                  September 18, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AdZone Research, Inc.


Date: September 19, 2006                 /s/ Charles Cardona
                                        ----------------------------------------
                                        Charles Cardona
                                        Chief Executive Officer